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                                                                    EXHIBIT 99.2

                    CONSULTING AND NON-COMPETITION AGREEMENT

         This CONSULTING AND NON-COMPETITION AGREEMENT (this "Agreement") is entered into as of the 3rd day of May, 2004, between Kevin Collins, an individual (the "Consultant"), and Pioneer Natural Resources Company, a Delaware corporation ("Parent").

                                    RECITALS:

         WHEREAS, contemporaneously herewith, Parent, Evergreen Resources, Inc., a Colorado corporation ("Evergreen"), and BC Merger Sub, Inc., a Colorado corporation ("Merger Sub"), are entering into an Agreement and Plan of Merger that provides for the merger (the "Merger") of Merger Sub with and into Evergreen (the "Merger Agreement");

         WHEREAS, the Consultant is an executive officer of Evergreen and a stockholder of Evergreen with special expertise in the oil and gas business and knowledge of the Confidential Information to be acquired by Parent under the Merger Agreement, and, as a result, the obligation of Parent and Merger Sub to enter into the Merger Agreement is expressly conditioned upon the execution and delivery of this Agreement by the Consultant;

         WHEREAS, the Board of Directors of Parent has determined that it is in the best interests of Parent to retain the Consultant on the terms and conditions set forth herein effective as of the closing of the transactions contemplated by the Merger Agreement (the "Closing"), and the Consultant has agreed to serve as a consultant of Parent on the terms and conditions set forth herein; and

         WHEREAS, the Consultant has agreed to execute, deliver and perform its obligations under this Agreement (i) in connection with the sale of Evergreen by means of the Merger; (ii) to protect the goodwill and Confidential Information to be acquired by Parent under the Merger Agreement; (iii) in connection with the Parent's agreement to retain Consultant to provide consulting services to Parent; and (iv) to induce Parent to enter into the Merger Agreement and consummate the transactions contemplated thereby, pursuant to which the Consultant will receive consideration for his Equity Interest in Evergreen and in connection with which the Consultant will receive payments under the Change in Control Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Defined Terms. When used in this Agreement, the following terms will have the following meanings:

                  "Affiliate" means, with respect to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with such Person. The term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the actual power to direct or cause the direction of the management policies of a Person, whether through the ownership of stock, by contract, credit arrangement or otherwise;

                  "Evergreen Companies" means Evergreen and each of its Subsidiaries;



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                  "Evergreen Oil and Gas Interests" means all Oil and Gas
         Interests in which any Evergreen Company has any ownership, working, income and/or net profits interest (including without limitation fee or leasehold interest);

                  "Business Enterprise" means any corporation, partnership, limited liability company, sole proprietorship, joint venture, joint stock company, bank, association, trust, trust company, land trust, business trust or other business association or entity;

                  "Change in Control Agreement" means that certain Change in Control Agreement dated as of March 1, 2002 between Evergreen and the Consultant as amended to provide that the area with respect to which the non-compete provisions apply is the Territory;

                  "Closing Date" means the date on which the Closing shall occur;

                  "Competing Business" means any Oil and Gas Business on or with respect to the Territory;

                  "Confidential Information" means all information relating to the Evergreen Companies and/or the Evergreen Oil and Gas Interests, including without limitation information relating to title matters, environmental matters, financial statements and other financial matters, the engineering reports reflecting the Evergreen Oil and Gas Interests, estimates of reserves, quality of reserves, geological matters, asset listings, production and operating costs, production capabilities, marketing, tax, forecasts and projections, in whatever form (whether documentary, computer storage or other), in all cases pertaining to the Territory;

                  "Consulting Period" means a period from the Closing Date until 3 months after the Closing Date; provided that, at Parent's option, such period may be extended by an additional 3 months;

                  "Derivative Information" means any notes, summaries, evaluations, analyses and other material derived by the Restricted Group from any of the Confidential Information;

                  "Equity Interest" means the equity ownership rights in a Business Enterprise, whether in the form of capital stock, ownership unit, limited liability company interest, limited or general partnership interest or any other form of ownership, or any right, option, warrant, convertible security or indebtedness or other instrument enabling any Person to acquire any of the same;

                  "Hydrocarbons" means oil, condensate, gas, casinghead gas and other liquid or gaseous hydrocarbons;

                  "Oil and Gas Business" means owning, managing, acquiring, attempting to acquire, soliciting the acquisition of, operating, controlling or developing Oil and Gas Interests or engaging in or being connected with, as a principal, owner, officer, director, employee, shareholder, promoter, consultant, contractor, partner, member, joint venturer, agent, equity owner or in any other capacity whatsoever, any of the foregoing activities or the oil and gas exploration and production business;

                  "Oil and Gas Interests" means (a) direct and indirect interests in and rights with respect to oil, gas, mineral and related properties (including revenues therefrom) and assets of any kind and nature, direct or indirect, including without limitation working, royalty and overriding


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         royalty interests, mineral interests, leasehold interests, production payments, operating rights, net profits interests, other non-working interests and non-operating interests; (b) interests in and rights with respect to Hydrocarbons and other minerals or revenues therefrom and contracts or agreements in connection therewith and claims and rights thereto (including oil and gas leases, operating agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, oil and gas sales, exchange and processing contracts and agreements and, in each case, interests thereunder), surface interests, fee interests, reversionary interests, reservations and concessions; (c) easements, rights of way, licenses, permits, leases, and other interests associated with, appurtenant to, or necessary for the operation of any of the foregoing; and (d) interests in equipment and machinery (including well equipment and machinery), oil and gas production, gathering, transmission, compression, treating, processing and storage facilities (including tanks, tank batteries, pipelines and gathering systems), pumps, water plants, electric plants, gasoline and gas processing plants, refineries and other tangible personal property and fixtures associated with, appurtenant to, or necessary for the operation of any of the foregoing, regardless of location;

                  "Parent Companies" means Parent and each of its Subsidiaries, including, after the Closing, the Evergreen Companies;

                  "Person" means any natural person, Business Enterprise or governmental authority;

                  "Restricted Group" means the Consultant together with (a) each member of the Consultant's immediate family that lives in his household and (b) any Business Enterprise in which the Consultant, any one or more members of the Consultant's immediate family or the Consultant and one or more members of the Consultant's immediately family collectively own or have the right to acquire an Equity Interest in excess of 5% or otherwise have any right, through the ownership of a voting interest or otherwise, to direct the activities of such Business Enterprise;

                  "Subsidiary" means, with respect to any party, any entity, whether incorporated or unincorporated, of which at least a majority of the securities or ownership interests having by their terms voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such party or by one or more of its respective Subsidiaries; and

                  "Territory" means the Raton Basin in southern Colorado.

2. Consideration. The Consultant has entered into this Agreement and made the covenants hereinafter set forth (i) in connection with the sale of Evergreen by means of the Merger; (ii) to protect the goodwill and Confidential Information to be acquired by Parent under the Merger Agreement; (iii) in connection with the Parent's agreement to retain Consultant to provide consulting services to Parent; and (iv) to induce Parent to enter into the Merger Agreement and consummate the transactions contemplated thereby, pursuant to which the Consultant will receive consideration for his Equity Interest in Evergreen and in connection with which the Consultant will receive payments under the Change in Control Agreement.

3. Consulting Arrangement.

                  (a) Consulting Services. Parent hereby retains the Consultant effective as of the Closing to render such consulting and advisory services (the "Consulting Services") as Parent


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         may reasonably request from time to time during the Consulting Period.
         The Consultant hereby accepts such engagement and agrees to perform such services for Parent upon the terms and conditions set forth in this Agreement. Consultant shall perform the Consulting Services at such times and places as an officer designated by Parent or the Board of Directors of Parent shall from time to time reasonably request. Consultant shall work on a full time basis during the Consulting Period.

                  (b) Office Space. During the Consulting Period, Parent shall provide the Consultant the use of office space and office equipment including desk, computer, and telephone, solely to the extent that such use is incurred by the Consultant in rendering the Consulting Services. Any such use that is not incurred by the Consultant in rendering the Consulting Services shall be prohibited

                  (c) Consulting Fee. As compensation for the Consulting Services to be rendered by the Consultant, the Consultant shall receive a consulting fee of $59,416.00 per calendar month during the Consulting Period for Consulting Services provided to Parent hereunder (the "Consulting Fee"), which shall be paid in accordance with the customary payroll practices of Parent. During the initial 3 month period, Consultant shall be paid such Consulting Fee regardless of Parent's early termination of this Agreement. Any Consulting Fee payment payable to Consultant hereunder in respect of any calendar month during which the Consulting Period ends prior to the end of such calendar month shall be prorated based on the ratio of the number of days in such calendar month during which Consultant is retained as a consultant hereunder to the number of days in such calendar month.

                  (d) Expense Reimbursement. The Consultant shall be entitled to receive prompt reimbursement for all reasonable out of pocket expenses incurred by the Consultant in rendering the Consulting Services during the Consulting Period in accordance with the policies, practices and procedures of Parent. Advance approval by Parent for expenses in excess of $1000.00 per month during the Consulting Period shall be required. Expenses subject to reimbursement shall include, but shall not be limited to, travel, lodging, meals, and car rentals or taxi fares when out of town, long distance telephone calls to or for Parent, facsimile transmissions charges, and mailing expenses reasonably incurred by the Consultant in rendering the Consulting Services. The Consultant shall invoice Parent on a monthly basis for any such out of pocket expenses, with reasonable supporting documentation of such expenses accompanying each invoice, and any amounts owed by Parent shall be paid within 30 days after receipt of such invoices.

                  (e) Terms of Engagement. Notwithstanding anything in this Agreement, the Consultant is an independent contractor with authority to select the means and method of performing the Consulting Services. The Consultant is not an employee or agent of Parent and any action taken by the Consultant that is not authorized by this Agreement or any other agreement between Parent and the Consultant will not bind or create any claim against Parent. Unless otherwise specifically authorized by this Agreement or any other agreement between Parent and the Consultant, the Consultant has no authority to transact any business or make any representations or promises in the name of Parent.

                  (f) Termination of Consulting Arrangement. Notwithstanding anything in this Agreement, this Section 3 and the consulting arrangement created by this Section 3 between Parent and the Consultant
         (i) may be terminated prior to the expiration of the Consulting Period


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         by Parent for any reason or no reason at all (ii) shall terminate automatically upon the death of the Consultant and (iii) shall terminate automatically at the expiration of the Consulting Period unless Parent shall exercise its option to extend such Consulting Period. Termination of this consulting arrangement by Parent shall be evidenced by a written notice given to the Consultant in accordance with Section 8 hereof, which notice shall specify the termination date (which date shall not be less than 30 days after such notice is given to the Consultant). The Consultant may terminate the consulting arrangement in the event of a breach by Parent of its obligations under this Agreement that remains uncured 30 days after written notice thereof is given to Parent in accordance with Section 8 hereof. Upon a termination of the consulting arrangement set forth in this Section 3, neither of the parties hereto shall have any further duty or obligation under this Section 3; provided, however, that termination of the consulting arrangement shall not affect the duties and obligations set forth in the other sections of this Agreement.

4.       Restriction on Activities.

                  (a) From the Closing Date through the first anniversary thereof (the "Restricted Period"), no member of the Restricted Group shall, without the prior written consent of Parent, directly or indirectly:

                           (i) engage in, carry on or assist, individually or as
                  a principal, owner, officer, director, employee, shareholder, promoter, consultant, contractor, partner, member, joint venturer, agent, equity owner, lender or in any other capacity whatsoever, directly or indirectly, any (A) Competing Business or (B) Business Enterprise that is otherwise directly competitive with any Parent Company or any Affiliate of any Parent Company on or with respect to the Territory and which derives more than 5% of its revenues from or has more than 5% of its book value of assets located in the Territory;

                           (ii) perform for any Business Enterprise engaged in a
                  Competing Business any duty such member of the Restricted Group performed for the Evergreen Companies or their Affiliates that involved such member's access to, or knowledge or application of, Confidential Information;

                           (iii) advise, request, induce or attempt to induce
                  any customer, supplier, licensee or other business relation of any Parent Company or any Affiliate of any Parent Company to curtail, limit or cease doing business with any Parent Company or any Affiliate of any Parent Company, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and any Parent Company or any Affiliate of any Parent Company;

                           (iv) other than for the benefit of Parent pursuant to
                  the Consultant's arrangement with Parent set forth in Section 3 hereof, individually or as a principal, owner, officer, director, employee, shareholder, promoter, consultant, contractor, partner, member, joint venturer, agent, equity owner of more than 2% of the equity or in any other capacity whatsoever with or in any Business Enterprise, own, acquire, attempt to acquire or solicit the acquisition of (or assist any person or Business Enterprise to own, acquire, attempt to acquire or solicit the acquisition of) (A) any Oil and Gas Interest on or with respect to the Territory or (B) any Equity Interest in any Business Enterprise with any Oil and Gas Interests on or with respect to the Territory and which


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                  derives more than 5% of its revenues from or has more than 5%
                  of its book value of assets located in the Territory;

                           (v) hire, attempt to hire or contact or solicit with
                  respect to hiring (A) any person who is an employee of any Parent Company, or (B) any person who was an employee of any Parent Company within 180 days after such person ceased to be so employed; or

                           (vi) interfere with any of the Evergreen Oil and Gas
                  Interests or in any way attempt to do any of the foregoing or assist any other Person to do or attempt to do any of the foregoing.

                  (b) The Consultant, on behalf of the Restricted Group, acknowledges that each of the covenants of Sections 4(a)(i) through 4(a)(vi) are in addition to, and shall not be construed as a limitation upon, any other covenant provided in Section 4(a). The Consultant, on behalf of the Restricted Group, agrees that the geographic boundaries, scope of prohibited activities and time duration of each of the covenants set forth in Sections 4(a)(i) through 4(a)(vi) are reasonable in nature and are no broader than are necessary to protect the goodwill and Confidential Information of the Evergreen Companies, the assets or Equity Interests of which are being acquired by Parent indirectly through the merger of Merger Sub with and into Evergreen, and to protect the other legitimate business interests of the Evergreen Companies, including without limitation any goodwill developed by the Consultant with the Evergreen Companies' customers, suppliers, licensees and business partners.

                  (c) The parties hereto intend that the covenants contained in each of Sections 4(a)(i) through 4(a)(vi) be construed as a series of separate covenants, one for each county in the Territory. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the applicable covenant contained in Sections 4(a)(i) through 4(a)(vi). Furthermore, each of the covenants in Sections 4(a)(i) through 4(a)(vi) hereof shall be deemed a separate and independent covenant, each being enforceable irrespective of the enforceability (with or without reformation) of the other covenants contained in Sections 4(a)(i) through 4(a)(vi) hereof. The Restricted Party admits, acknowledges, and agrees that the restrictions set forth in this Section 4 are (i) made in connection with a contract for the purchase and sale of a business as contemplated by C.R.S 8-2-113(2)(a) and (ii) designed and intended to protect the Parent's trade secrets as contemplated by C.R.S. 8-2-113(2)(b). As such, the Restricted Party and the Parent agree that the restriction set forth in this Section 4 are valid and enforceable pursuant to Colorado law.

5. Confidentiality. The Consultant hereby acknowledges that, during the term of the Consultant's relationship with the Evergreen Companies, the Restricted Group has developed and had access to Confidential Information and Derivative Information. The Consultant hereby agrees as follows with respect to all Confidential Information and Derivative Information:

                  (a) Upon the Closing, the Consultant will, and will cause each member of the Restricted Group to, immediately deliver to Parent all Confidential Information and Derivative Information in the possession of the Restricted Group.

                  (b) During the Restricted Period, the Consultant will, and will cause each member of the Restricted Group to, keep all Confidential Information and Derivative Information


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         strictly confidential and will not, and will cause each member of the
         Restricted Group not to, use (other than in the performance of duties for or on behalf of the Parent Companies) any of such data, information or results or disclose any such data, information or results to any Person unless otherwise required by law or regulation, and then only after written notice to Parent of the Consultant's determination of the need for disclosure.

                  (c) In the event that the Consultant or any member of the Restricted Group becomes legally compelled to disclose any Confidential Information and/or Derivative Information, the Consultant will provide Parent with prompt notice so that Parent may seek a protective order or other appropriate remedy and/or waive the Consultant's compliance with the confidentiality and non-disclosure provisions of this Agreement, and the Consultant will cooperate with Parent to obtain such protective order or other remedy. In the event that such protective order or other remedy is not obtained, the Restricted Group will furnish only that portion of the Confidential Information and/or Derivative Information which it is advised by counsel is legally required.

6. Termination. In the event the Merger Agreement shall terminate prior to Closing, this Agreement shall likewise, and thereupon without any action of any party hereto, terminate, become void ab initio, and have no force or effect.

7. Responsibility for Restricted Group. The Consultant will be responsible for any violation of the provisions hereof by any member of the Restricted Group.

8. Miscellaneous. It is further agreed as follows:

                  (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by telecopy, by facsimile, or mailed by registered or certified mail (return receipt requested), or sent by Federal Express or other recognized overnight courier, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


         To Parent:                            With a copy to:
         Pioneer Natural Resources USA, Inc.   Pioneer Natural Resources USA, Inc.
         Attn: Larry Paulsen                   Attn: Larry Paulsen
         5205 N. O'Connor Blvd., Suite 900     5205 N. O'Connor Blvd., Suite 900
         Irving, Texas 75093                   Irving, Texas 75093
         Telephone:  (972) 969-4014            Telephone:  (972) 969-4090
         Fax:  (972) 969-3581                  Fax:  (972) 969-3552

         To the Consultant:

         Kevin R. Collins
         6738 Yates Court
         Littleton, Colorado 80128
         Telephone:  (720) 981-0285
         Fax:  (720) 981-0285

                  (b) Severability. In the event that any provision of this Agreement, or the application thereof to any Person or circumstance, is held by a court of competent jurisdiction


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         to be invalid, illegal or unenforceable in any respect, such invalid, illegal or unenforceable provision shall be fully severable, this Agreement shall then be construed and enforced as if such provision had not been contained in this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such provision as may be possible and be legal, valid and enforceable. Notwithstanding the above, in the event any such invalidity, illegality or unenforceability of any portion of Section 4(a) hereof is caused by such provision being held to be excessively broad as to time, duration, geographical scope, activity or subject in any jurisdiction, then such provision shall, at the option of Parent, remain a part of this Agreement and shall be reformed and construed within such jurisdiction by limiting and reducing it so as to be enforceable to the extent compatible with then applicable law.

                  (c) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  (d) Waiver. Waiver of performance of any obligation or term contained in this Agreement by any party, or waiver by one party of the other's default hereunder, will not operate as a waiver of performance of any other obligation or term of this Agreement or a future waiver of the same obligation or a waiver of any future default.

                  (e) Governing Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Colorado (excluding Colorado choice-of-law principles that might call for the application of some other state's law).

                  (f) Specific Enforcement. The Consultant acknowledges on behalf of the Restricted Group that the covenants of the Consultant contained in Sections 4(a), 5 and 7 of this Agreement are special and unique, that a breach by any member of the Restricted Group of any term or provision of any of such Sections may cause irreparable injury to Parent and that remedies at law for the breach of any terms or provisions of Sections 4(a), 5 and 7 hereof may be inadequate. Accordingly, in addition to any other remedies they may have in the event of breach, Parent shall be entitled to enforce specific performance of the terms and provisions of Sections 4(a), 5 and 7 hereof, to obtain temporary and permanent injunctive relief to prevent the continued breach of such terms and provisions without the necessity of posting a bond or of proving actual damage, and to obtain attorneys' fees in respect of the foregoing if Parent prevails in such action or proceeding.

                  (g) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party; provided, that nothing in this Agreement shall preclude the consolidation or merger of Parent or any of its Subsidiaries with another Person in which Parent or any of its Subsidiaries is not the continuing Person or the transfer of all or substantially all of the assets of Parent or any of its Subsidiaries if the successor assumes (by operation of law or otherwise) the rights and obligations of Parent or any of its Subsidiaries under this Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   PIONEER NATURAL RESOURCES COMPANY


                                   By:    /s/ MARK L. WITHROW
                                          ------------------------------------
                                   Name:  Mark L. Withrow
                                          ------------------------------------
                                   Title: Executive Vice President
                                          ------------------------------------

                                   /s/ Kevin R. Collins
                                   -------------------------------------------
                                   Kevin R. Collins, an individual